Exhibit 4.3

THE DEPOSITARY SHARES REPRESENTED BY THIS RECEIPT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. DEPOSITARY RECEIPT FOR DEPOSITARY SHARES, EACH REPRESENTING 1/40TH OF ONE 6.50% NONCUMULATIVE REDEEMABLE CONVERTIBLE SEE REVERSE SIDE PERPETUAL PREFERRED SHARE, SERIES B, OF FOR CERTAIN DEFINITIONS FIRST CITIZENS BANC CORP CUSIP Incorporated Under The Laws of The State of Ohio Illinois Stock Transfer Company, an Illinois corporation, as Depositary (the “Depositary”), hereby certifies that [SPECIMEN] is the registered owner of Depositary Shares (“Depositary Shares”), each representing 1/40th of a 6.50% Noncumulative Redeemable Convertible Perpetual Preferred Share, Series B, liquidation preference $1,000 per share, each without par value (the “Preferred Shares”), of FIRST CITIZENS BANC CORP an Ohio corporation (the “Corporation”), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement, dated as of November 1, 2013 (the “Deposit Agreement”), among the Corporation, the Depositary and the holders from time to time of the depositary receipts thereunder. By accepting this Depositary PREFERRED Receipt, the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized officer or, if a Registrar in respect of the Depositary Receipts (other than the Depositary) shall have been appointed, by the manual or facsimile signature of a duly authorized officer of such Registrar. Dated: 201 SECRETARY PRESIDENT & CEO COUNTERSIGNED: ILLINOIS STOCK TRANSFER COMPANY DEPOSITARY AND REGISTRAR AUTHORIZED SIGNATURE AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

FIRST CITIZENS BANC CORP UPON REQUEST, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH HOLDER OF A DEPOSITARY RECEIPT A COPY OF THE DEPOSIT AGREEMENT AND A COPY OR SUMMARY OF THE CERTIFICATE OF AMENDMENT TO ARTICLE FOURTH OF THE ARTICLES OF INCORPORATION ESTABLISHING THE TERMS OF THE 6.50% NONCUMULATIVE REDEEMABLE CONVERTIBLE PERPETUAL PREFERRED SHARES, SERIES B, OF FIRST CITIZENS BANC CORP. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE DEPOSITORY NAMED ON THE FACE OF THIS RECEIPT AT 433 S. CARLTON AVENUE, WHEATON, ILLINOIS 60187. UPON REQUEST, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH HOLDER OF A DEPOSITARY RECEIPT A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF SHARES OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT 100 EAST WATER STREET, SANDUSKY, OHIO 44870. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT – Custodian TEN ENT – as tenants by entireties (Cust) (Minor) JT TEN – as joint tenants with right of survivorship under Uniform Gifts to Minors Act not as tenants in common TOD – transfer on death (State) UNIF TRF MIN ACT – Custodian (until age ) (Cust) under Uniform Transfers (Minor) to Minors Act (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Depositary Shares represented by the within Depositary Receipt, and do hereby irrevocably constitute and appoint Attorney to transfer the Depositary Shares on the books of the within named Depositary with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMEAS WRITTEN UPON THE FACE OF THIS RECEIPT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE(S) GUARANTEED: By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.